ABOUT THIS REPORT

This report is a presentation of the National Security Variable Account L.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, realized gain (loss) resulting from units being sold, and change in unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, cost of insurance and other administrative fees. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting year. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the year reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

AVIP1 - AuguStar® Variable Insurance Products Fund, Inc. - Class 1

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

National Security Variable Account L

Statements of Assets and Contract Owners' Equity	December 31, 2025

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 5)
AVIP1 - AVIP S&P 500® Index Subaccount (a)	1,389	$42,189	$63,127	$63,127
AVIP1 - AVIP High Income Bond Subaccount (a)	1,561	26,480	30,474	30,474
FID2 - VIP Contrafund® Subaccount	1,224	50,660	69,598	69,598
GSVI - Large Cap Value Subaccount	5,248	48,195	42,925	42,925

(a)	Name change effective on December 5, 2025:

AVIP1 - AuguStar® Variable Insurance Products Fund, Inc. - Class I formerly known as AVIP - AuguStar℠ Variable Insurance Products Fund, Inc.

AVIP1 - AVIP High Income Bond Subaccount formerly known as AVIP - AVIP Federated High Income Bond Subaccount

For all subaccounts not included herein, Total Assets and Contract Owners’ Equity at the end of the period were $0.

Review the related product prospectuses for available investment options.

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Period Ended December 31, 2025

	Investment activity:				Realized and change in unrealized gain (loss) on investments:
	Reinvested dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Change in unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
AVIP1 - AVIP S&P 500® Index Subaccount	$615	$(165)	$450	$7,354	$402	$965	$1,367	$9,171
AVIP1 - AVIP High Income Bond Subaccount	1,691	44	1,735	0	85	518	603	2,338
FID2 - VIP Contrafund® Subaccount	0	(205)	(205)	10,733	397	1,007	1,404	11,932
GSVI - Large Cap Value Subaccount	456	(38)	418	5,677	(50)	(1,906)	(1,956)	4,139

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2025 and 2024

	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP High Income Bond Subaccount	AVIP - AVIP High Income Bond Subaccount
	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$450	$432	$1,735	$1,578
Reinvested capital gains	7,354	3,371	0	0
Realized gain (loss)	402	393	85	85
Change in unrealized gain (loss)	965	6,087	518	(22)
Net increase (decrease) in contract owners' equity from operations	9,171	10,283	2,338	1,641
Equity transactions:
Contract purchase payments	1,411	1,411	1,411	1,411
Cost of insurance and other administrative fees (note 2)	(675)	(662)	(379)	(382)
Net equity transactions	736	749	1,032	1,029
Net change in contract owners' equity	9,907	11,032	3,370	2,670
Contract owners' equity:
Beginning of year	53,220	42,188	27,104	24,434
End of year	$63,127	$53,220	$30,474	$27,104

Change in units:
Beginning units	542	531	747	712
Units purchased	17	18	45	46
Units redeemed	(7)	(7)	(10)	(11)
Ending units	552	542	782	747

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount
	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(205)	$(150)	$418	$478
Reinvested capital gains	10,733	6,599	5,677	4,514
Realized gain (loss)	397	408	(50)	(15)
Change in unrealized gain (loss)	1,007	7,172	(1,906)	424
Net increase (decrease) in contract owners' equity from operations	11,932	14,029	4,139	5,401
Equity transactions:
Contract purchase payments	1,412	1,412	1,411	1,411
Cost of insurance and other administrative fees (note 2)	(739)	(705)	(503)	(513)
Net equity transactions	673	707	908	898
Net change in contract owners' equity	12,605	14,736	5,047	6,299
Contract owners' equity:
Beginning of year	56,993	42,257	37,878	31,579
End of year	$69,598	$56,993	$42,925	$37,878

Change in units:
Beginning units	749	735	1,050	1,017
Units purchased	20	24	45	48
Units redeemed	(9)	(10)	(14)	(15)
Ending units	760	749	1,081	1,050

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Notes to Financial Statements	December 31, 2025

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”). The Account is established as a funding vehicle for NSLA’s variable universal insurance life (“VUL”) policies and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

NSLA is a stock life insurance company wholly owned by AuguStar® Life Insurance Company (“ALIC”), a stock holding company wholly owned by Constellation Insurance, Inc. (“CII”). CII is 100% owned by Constellation Insurance Holdings, Inc., a stock holding company organized under Ohio insurance laws. In 1998, ALIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

The variable life insurance policies funding the Account were sold by registered representatives of broker-dealers that entered into distribution agreements with AuguStar® Distributors, Inc. (“ADI”). ADI is a subsidiary of CII and is the principal underwriter of the contracts. NSLA pays ADI a sales commission based on a pre-determined percentage of each purchase payment and ADI pays a portion of that fee to broker-dealers.

NSLA no longer actively markets nor issues variable life insurance policies but will continue to service the in-force policies regardless of the absence of new sales.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

AuguStar® Variable Insurance Products Fund, Inc. - Class I: AVIP S&P 500® Index and AVIP High Income Bond

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Contrafund®

The underlying mutual funds (“the funds”) in which the subaccounts invest are open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts, and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest, and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Constellation Investments, Inc. (“CINV”), an affiliate of CII, performs investment advisory services on behalf of the AuguStar® Variable Insurance Products Fund, Inc. in which the Account invests. For these services, CINV recorded advisory fees of approximately $59.2 and $61.5 million from AuguStar® Variable Insurance Products Fund, Inc. for the periods ended December 31, 2025 and 2024, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of NSLA. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of NSLA and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2025.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Operating Segments

ALIC’s Vice President, Mutual Fund Operations is each of the subaccount’s chief operating decision maker (the “CODM”) and has determined that each subaccount has operated as a single segment since inception. The CODM monitors the operating results of each subaccount and each subaccount’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by each subaccount’s portfolio management team.

The financial information, in the form of the subaccounts’ holdings, total returns, expense ratios, and changes in contract owners’ equity (i.e., changes in contract owners’ equity resulting from operations, contract purchase payments, withdrawals, surrenders, and transfers) are used by the CODM to assess each subaccount’s performance by comparing the underlying mutual fund’s performance to its respective benchmark and to make resource allocation decisions for each subaccount’s single segment, which is consistent with that presented within the subaccounts’ financial statements. Segment assets are reflected on the subaccounts’ Statements of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statements of Operations.

F.	Subsequent Events

The Account has evaluated for subsequent events through the date these financial statements were issued, and there are no events that require financial statement disclosure or adjustments to the financial statements.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk of the policies. NSLA charges the Accounts' assets for assuming those risks. Such charges are assessed through the unit value calculation.

At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectus. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by NSLA and represents an expense of NSLA rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has two components: distribution charge for premiums paid and state or local taxes on premium payments. Total premium expense charges assessed by NSLA amounted to $354 and $354 for the years ended December 31, 2025 and 2024, respectively.

All other fees assessed on contracts, including surrender fees, transfer fees, administrative fees, cost of insurance, maintenance fees, and fees for optional riders are charged to a contract upon the event related to the expense. These charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following table illustrates product and contract level charges:

These basic charges are assessed through reduction of daily unit values:	Security Advantage VUL

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:
This charge decreases to an approximate annual rate of 0.20% starting in the 11 year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.	0.75%

The following charges are assessed through the redemption of units:
Premium Expense Charge
Deducted from premiums upon receipt.	3.9% to 4.9%
Premium Taxes
Deducted from premiums upon receipt.	2%
Surrender Fees
Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse, and decreases in stated amount. (per $1,000)	$12.29 to $132.66
Transfer Fees - per transfer
(Currently no charge for the first 12 transfers each contract year)	$3 to $15
Administrative Fees Upon the partial surrender amount (of the amount surrendered).	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables. (per $1,000)	$.045 to $83.33
Maintenance Fee
Deducted monthly.	$7

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured's sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider.	up to 10%
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of NSLA, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, NSLA does not provide income taxes within the Account.

(4)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in investment companies that have a readily determinable fair value and are valued at Net Asset Value (“NAV”).
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 40 Act mutual funds, which have readily determinable fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 were as follows:

	Purchases	Sales
AVIP1 - AVIP S&P 500® Index Subaccount	$9,381	$841
AVIP1 - AVIP High Income Bond Subaccount	3,102	335
FID2 - VIP Contrafund® Subaccount	12,145	944
GSVI - Large Cap Value Subaccount	7,545	542

(5)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the years then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AVIP1 - AVIP S&P 500® Index Subaccount	2025	552	$114.397849	$63,127	0.75%	16.55%	1.08%
AVIP1 - AVIP S&P 500® Index Subaccount	2024	542	$98.151761	$53,220	0.75%	23.63%	1.18%
AVIP1 - AVIP S&P 500® Index Subaccount	2023	531	$79.389275	$42,188	0.75%	24.79%	1.23%
AVIP1 - AVIP S&P 500® Index Subaccount	2022	518	$63.619819	$32,982	0.75%	-19.03%	1.20%
AVIP1 - AVIP S&P 500® Index Subaccount	2021	505	$78.569904	$39,661	0.75%	27.30%	1.51%
AVIP1 - AVIP High Income Bond Subaccount	2025	782	$38.980110	$30,474	0.75%	7.50%	5.88%
AVIP1 - AVIP High Income Bond Subaccount	2024	747	$36.259708	$27,104	0.75%	5.65%	6.02%
AVIP1 - AVIP High Income Bond Subaccount	2023	712	$34.319387	$24,434	0.75%	11.84%	6.02%
AVIP1 - AVIP High Income Bond Subaccount	2022	676	$30.684913	$20,741	0.75%	-12.09%	5.86%
AVIP1 - AVIP High Income Bond Subaccount	2021	640	$34.904149	$22,322	0.75%	4.19%	5.18%
FID2 - VIP Contrafund® Subaccount	2025	760	$91.565538	$69,598	0.75%	20.29%	0.00%
FID2 - VIP Contrafund® Subaccount	2024	749	$76.118694	$56,993	0.75%	32.45%	0.03%
FID2 - VIP Contrafund® Subaccount	2023	735	$57.470646	$42,257	0.75%	32.13%	0.27%
FID2 - VIP Contrafund® Subaccount	2022	717	$43.495849	$31,173	0.75%	-27.03%	0.27%
FID2 - VIP Contrafund® Subaccount	2021	697	$59.611493	$41,533	0.75%	26.56%	0.03%
GSVI - Large Cap Value Subaccount	2025	1,081	$39.707401	$42,925	0.75%	10.06%	1.15%
GSVI - Large Cap Value Subaccount	2024	1,050	$36.078203	$37,878	0.75%	16.22%	1.47%
GSVI - Large Cap Value Subaccount	2023	1017	$31.043566	$31,579	0.75%	12.17%	1.85%
GSVI - Large Cap Value Subaccount	2022	980	$27.674751	$27,128	0.75%	-7.07%	1.40%
GSVI - Large Cap Value Subaccount	2021	942	$29.778614	$28,063	0.75%	23.21%	1.22%

*	This represents the annualized contract expense rates of the Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the year indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the years indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Security Life and Annuity Company and Contract Owners of National Security Variable Account L:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise National Security Variable Account L (the Subaccounts), as of December 31, 2025, the related statements of operations for the year or period listed in the Appendix, the statements of changes in contract owners’ equity for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations for the year or period listed in the Appendix, and the changes in their contract owners’ equity for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and transfer agents of the underlying investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more National Security Life and Annuity Company separate account investment companies, however we are aware that we have served as the auditor of one or more National Security Life and Annuity Company separate account investment companies since at least 1995.

Columbus, Ohio
April 7, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and contract owners’ equity as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AUGUSTAR® VARIABLE INSURANCE PRODUCTS FUND, INC. – CLASS I1

AVIP High Income Bond Subaccount1

AVIP S&P 500® Index Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS 2

VIP Contrafund® Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST – INSTITUTIONAL SHARES

Large Cap Value Subaccount

(1)	See the footnote to the statement of assets and contract owners’ equity for the former name of the subaccount.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Financial Statements and Supplementary Information

December 31, 2025, 2024 and 2023

(With Independent Auditors’ Report Thereon)

KPMG LLP

2500 Ruan Center

666 Grand Avenue

Des Moines, IA 50309

Independent Auditors’ Report

Audit and Governance Committee of the Board of Directors
National Security Life and Annuity Company:

Opinions

We have audited the statutory financial statements of National Security Life and Annuity Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025, in accordance with statutory accounting practices prescribed or permitted by The New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by The New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Des Moines, Iowa
April 8, 2026

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2025 and 2024

(Dollars in thousands, except share amounts)

	2025	2024
Admitted Assets
Investments:
Bonds	$58,297	62,581
Cash, cash equivalents and short-term investments	23,439	13,650
Total investments	81,736	76,231
Amounts recoverable from reinsurers	107	148
Accrued investment income	459	496
Current federal income tax recoverable	138	—
Deferred tax asset, net	2,215	84
Other assets	1,839	3,783
Separate account assets	319,210	326,630
Total admitted assets	$405,704	407,372

Liabilities and Capital and Surplus
Life and annuity policies and contract reserves	$29,196	28,467
Liability for deposit type contracts	518	407
Current federal income taxes	—	48
Accounts payable to parent and affiliates	1,003	528
Amounts payable to reinsurers	316	349
Interest maintenance reserve	121	144
Asset valuation reserve	462	521
Other liabilities	460	2,146
Transfers to separate accounts due or accrued, net	88	17
Separate account liabilities	319,210	326,630
Total liabilities	351,374	359,257

Capital and surplus:
Class A common stock, $250 par value. Authorized, issued and outstanding 10,000 shares	2,500	2,500
Gross paid in and contributed surplus	33,272	33,272
Aggregate write-ins for special surplus funds	(14,000)	(14,000)
Unassigned surplus	32,558	26,343
Total capital and surplus	54,330	48,115
Total liabilities and capital and surplus	$405,704	407,372

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Income

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	2025	2024	2023
Premiums and other considerations:
Life and annuity	$(2,691)	(2,839)	(2,888)
Total premiums and other considerations:	(2,691)	(2,839)	(2,888)

Investment income:
Interest on bonds	2,403	2,510	2,364
Interest on cash and short-term investments	18	111	85
Amortization of interest maintenance reserve	23	26	32
Total investment income	2,444	2,647	2,481
Less investment expenses	1	—	—
Net investment income	2,443	2,647	2,481
Commissions and expense allowances	58	58	32
Other income	8,493	9,073	8,909
Total income	8,303	8,939	8,534
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	47,654	41,217	32,897
Change in reserves for future policy benefits and other funds	1,037	(2,478)	(766)
Commissions	2,017	2,083	1,990
General insurance expenses	887	910	1,045
Insurance taxes, licenses, and fees	45	133	126
Net transfers from separate accounts	(47,627)	(38,383)	(31,523)
Total expenses	4,013	3,482	3,769
Income before provision for federal income taxes and net realized capital gains (losses)	4,290	5,457	4,765
Provision for federal income taxes	263	573	573
Income before net realized capital gains (losses)	4,027	4,884	4,192
Net realized capital gains (losses), net of interest maintenance reserve and income taxes	13	(4)	(15)
Net income	$4,040	4,880	4,177

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus
Years ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

	Common stock	Gross paid in and contributed surplus	Aggregate write-ins for special surplus funds	Unassigned (deficit) surplus	Total capital and surplus
Balance at December 31, 2022	$2,500	33,272	(14,000)	17,562	39,334
Net income	—	—	—	4,177	4,177
Change in net deferred income tax	—	—	—	(147)	(147)
Change in nonadmitted assets and related items	—	—	—	22	22
Change in asset valuation reserve	—	—	—	(40)	(40)
Balance at December 31, 2023	2,500	33,272	(14,000)	21,574	43,346
Net income	—	—	—	4,880	4,880
Change in net deferred income tax	—	—	—	(173)	(173)
Change in nonadmitted assets and related items	—	—	—	67	67
Change in asset valuation reserve	—	—	—	(5)	(5)
Balance at December 31, 2024	2,500	33,272	(14,000)	26,343	48,115
Net income	—	—	—	4,040	4,040
Change in net unrealized capital losses	—	—	—	(12)	(12)
Change in net deferred income tax	—	—	—	(27)	(27)
Change in nonadmitted assets and related items	—	—	—	2,155	2,155
Change in asset valuation reserve	—	—	—	59	59
Balance at December 31, 2025	$2,500	33,272	(14,000)	32,558	54,330

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Statutory Statements of Cash Flow

Years ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

	2025	2024	2023
Cash flow from operations:
Premiums, other considerations, and fund deposits	$1,609	1,799	1,461
Investment income	2,494	2,655	2,512
	4,103	4,454	3,973
Less:
Death and other benefits	43,674	37,420	28,325
Commissions, taxes, and other expenses	3,309	3,875	3,513
Net transfers from separate accounts	(47,698)	(38,544)	(31,955)
	(715)	2,751	(117)
Net cash provided by operations	4,818	1,703	4,090

Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	4,684	3,865	7,011
Other	—	14	—
Less cost of investments acquired:
Bonds	453	3,404	6,907
Net cash provided by investing activities	4,231	475	104

Cash flow from financing and other miscellaneous sources:
Net deposit (withdrawals) on deposit-type contracts and other liabilities	81	359	(73)
Other, net	659	285	135
Net cash provided by financing	740	644	62
Net increase in cash, cash equivalents and short-term investments	9,789	2,822	4,256
Cash, cash equivalents and short-term investments:
Beginning of year	13,650	10,828	6,572
End of year	$23,439	13,650	10,828

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

(1)	Organization and Business

National Security Life and Annuity Company (“NSLAC” or the “Company”) is a stock life insurance company domiciled in New York and wholly owned by AuguStar Life Insurance Company (“ALIC”), a stock life insurance company. ALIC is 100% owned by Constellation Insurance, Inc. (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), a stock company organized under Ohio insurance law. CIHI is owned directly by ONLH Holdings LP (“ONLP”), a limited partnership under the control of Constellation Insurance, LP (“Constellation”). Constellation is ultimately backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (Ontario Teachers), two of the world’s largest, premier, long-term institutional investors.

The Company is licensed in 17 states and the District of Columbia and markets a portfolio of variable annuity products. The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

Effective March 16, 2018, the Company no longer actively markets or issues new individual variable annuity business, which currently represents the majority of the Company’s inforce contracts and policies.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by The New York State Department of Financial Services (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of New York prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

The Company does not have any permitted statutory accounting practices as of December 31, 2025 and 2024.

However, the Department has required the Company to adopt certain prescribed reserve methodologies that differ from those found in NAIC SSAP, specifically, the methodology used within the Company’s asset adequacy reserve calculation. See Note 8 for further information.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income on a GAAP basis versus capital and surplus and net income on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

●	future policy benefit reserves are based on current best estimate insurance assumptions including lapses and mortality, as well as market observable interest rate assumptions, rather than statutory mortality and interest requirements, without consideration of withdrawals;

●	guarantees on variable annuities are accounted for under a fair value framework for GAAP with a separate reserve for the guarantee from the base policy reserve, rather than a holistic reserve for the base and rider guarantee as prescribed by statutory valuation methodology;

●	fixed maturity securities must meet a principles-based bond definition ("PBBD") in order to be reported as bonds under SSAP, whereas a PBBD does not exist under GAAP:

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are generally carried at amortized cost or values as prescribed by the Department with investments that do not meet the PBBD are generally reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

●	specific valuation allowances are established using the current expected credit loss (“CECL”) impairment model, which only applies to financial assets carried at amortized cost, including mortgage loans, and reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. Estimated credit losses on bonds classified as available for sale are recorded through an allowance for credit losses subject to future reversals if expected cash flows increase. Statutory accounting utilizes the other-than-temporary impairment (“OTTI”) model described in Note 6;

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	the asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are not recorded;

●	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from capital and surplus (see Note 3(b) for more information regarding nonadmitted assets);

●	changes in deferred taxes are recognized in either net income (loss) or other comprehensive income and not subject to the statutory limitation of 15% of capital and surplus;

●	there is a presentation of other comprehensive income and comprehensive income;

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;

●	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally certain deferred taxes, and certain receivables) have been excluded from total admitted assets by a direct charge to surplus.

(c)	Investments

Investment Income

Interest on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the IMR. Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

Management regularly reviews its bond portfolio in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

(d)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CARVM is reflected in the Statutory Statements of Income as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets. The Company’s expenses reflect benefits paid, changes in reserves and expense allowances.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in Net transfers from separate accounts in the Statutory Statements of Income. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

(e)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Traditional life product revenues are recorded when due. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(f)	Reserves for Future Policy Benefits

Life Policies and Contracts

Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. The mortality tables and interest assumptions used are the 1958 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 4.5% and the 1980 CSO table with interest rates from 4.0% to 6.0%.

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had no individual life insurance in force or related reserves as of December 31, 2025 and 2024, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Variable life insurance products use a formula that applies a weighted average credited rate to the mean account value.

Annuity and Other Deposit Funds

The Company issued traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The Company also issued nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

●	guaranteed minimum death benefit (“GMDB”);

●	guaranteed minimum income benefit (“GMIB”);

●	guaranteed minimum accumulation benefit (“GMAB”);

●	guaranteed minimum withdrawal benefit (“GMWB”); and

●	guaranteed lifetime withdrawal benefit (“GLWB”).

The Company reserves for all variable annuity policies in-force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of principles based reserves (“PBR”) for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 2.72%, 2.71% and 2.72% for the years ended December 31, 2025, 2024 and 2023, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

Reserves for ordinary (individual) immediate annuities are determined using either the Annuity 2000 Mortality Table at interest rates of 4.5% to 5.5% or the IAR2012 Mortality Table at interest rates of 1.5% to 5.25%.

(g)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an AVR and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit-related losses on bonds, including corporate debt securities. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The IMR minimizes the Statutory Statements of Income impact of interest rate related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related OTTI losses are recorded through the AVR; interest related OTTI losses are recorded through the IMR.

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or these that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premiums, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(i)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Income as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of CIHI. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022. The Company was not subject to CAMT in 2025 or 2024.

The One Big Beautiful Bill Act ("OBBBA") was enacted on July 4, 2025. The legislation permanently extends certain provisions of the 2017 Tax Cuts and Jobs Act and introduces additional tax measures. The Company evaluated that there was no material impact on the Company's surplus position as a result of OBBBA.

(j)	Litigation Contingencies

The Company may be subject to legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred, and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(k)	New Accounting Standards

In February 2025, the NAIC Statutory Accounting Principles Working Group (“SAPWG”) adopted 2024-10 Book Value Separate Accounts, with an effective date of January 1, 2026. SAPWG adopted revisions to SSAP No. 56, Separate Accounts, to provide measurement method guidance and specify the process to transfer assets between the general account and book value separate accounts (2024-10). The revisions also require asset transfers that do not represent sales for cash between the general account and separate account to be subject to approval by the domiciliary state and recorded at fair value with gains and losses offset to the IMR, with disclosure of the transaction in both the general account and separate account financial statements. The Company is evaluating the impact of the adopted guidance.

In August 2025, the SAPWG adopted 2022-19 INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve, revisions clarifying the statutory accounting treatment for situations in which an insurer’s IMR becomes net negative, resulting in a “disallowed IMR” amount. Under the guidance, reporting entities are allowed to admit negative IMR if certain criteria are met. The guidance requires insurers to recognize any net negative IMR as a direct reduction to surplus, prohibits the use of negative IMR to offset future positive IMR amortization, and establishes enhanced disclosure requirements regarding the drivers, magnitude, and expected runoff of disallowed IMR. The adoption of this guidance did not have a material effect on the Company’s statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

In 2025, the NAIC issued 2024-06 Risk Transfer Analysis on Combination Reinsurance Contracts and adopted revisions clarifying the statutory accounting requirements for evaluating risk transfer in combination reinsurance contracts, including arrangements that blend funds-withheld, modified coinsurance, yearly renewable term (“YRT”), stop-loss, or other risk-sharing features. The revised guidance is effective immediately for new or newly amended contracts, and December 31, 2026 for existing contracts, and requires insurers to perform a holistic risk transfer analysis that considers all components of the contract together rather than evaluating each feature in isolation. The amendments emphasize the need to demonstrate the transfer of both timing risk and underwriting risk, require enhanced documentation supporting the insurer’s assessment, and prohibit statutory credit for reinsurance when the overall contract fails to meet the risk transfer threshold. The Company is currently assessing the impact of the adopted guidance. Based on preliminary analysis, the Company does not expect a material impact on statutory surplus.

In August 2023, the NAIC issued revisions to SSAP No. 26, Bonds, SSAP No. 21, Other Admitted Assets, and SSAP No. 43, Loan-Backed and Structured Securities, effective January 1, 2025. These revisions adopt a new principles-based bond definition and the accounting for issuer credit obligations and asset-backed securities. The adoption of this guidance did not materially impact the Company’s statutory financial statements. The required disclosures are reflected in both Note 5 - Fair Value Measurements and Note 6 - Investments.

(l)	Subsequent Events

The Company has evaluated subsequent events through April 8, 2026, the date the statutory financial statements were available to be issued, and no events have occurred subsequent to the statutory statements of admitted assets, liabilities and capital and surplus date and before the date of evaluation that would require disclosure.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. The Company’s largest distributor of variable annuity products accounted for approximately 32% of total individual annuity reserves as of December 31, 2025 and 2024. It is possible that a change in the Company’s relationship with this distributor could result in a decrease in revenues from the loss of existing variable annuity deposits or from a decrease in potential future variable annuity deposits. The Company has entered into a 100% coinsurance agreement with ALIC for certain guaranty benefit riders. If the Company is unable to continue to negotiate acceptable coinsurance arrangements in the future, management could be required to seek other methods for maintaining required capital.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its general account life and annuity business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies it chooses to cede risk, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-Security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities or other parties, including reinsurers, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans and the credit quality of reinsurers.

Banking Risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the contract value of the Company’s individual variable annuity contracts, which offer guaranteed benefit riders. Losses in the equity market could result in declines in separate account assets and assets under management, which would affect investment management fees revenue. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties.

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Civil Unrest and Political Risk is the risk that continued civil unrest and challenging political environments may cause significant volatility, declines in the value of investments, loss of life, property damage, additional disruption to commerce and reduce economic activity. Any significant civil unrest or political challenges could result in the decrease of the Company´s net income, revenue and assets under management and may adversely affect the Company´s investment portfolio.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia, Ukraine, Israel, Iran or Palestine. However, the ongoing conflicts in these areas are impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash, cash equivalents and short-term investments, and separate account assets.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; asset-backed, mortgage-backed, and private placement securities; certain common stocks; and cash equivalent securities.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, and asset-backed or mortgage-backed securities.

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2025
Assets:
Investments:
Bonds
Asset-backed securities	$—	34	—	34
Cash, cash equivalents and short-term investments	23,439	—	—	23,439
Other assets:
Separate account assets	319,210	—	—	319,210
Total assets	$342,649	34	—	342,683

2024
Assets:
Investments:
Cash, cash equivalents and short-term investments	$13,650	—	—	13,650
Other assets:
Separate account assets	326,630	—	—	326,630
Total assets	$340,280	—	—	340,280

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

	Carrying	NAIC estimated	Fair value hierarchy level			Net asset
	amount	fair value	Level 1	Level 2	Level 3	value
2025
Assets:
Investments:
Bonds
Issuer credit obligations	$50,680	45,200	1,555	43,504	141	—
Asset-backed securities	7,617	7,347	—	7,347	—	—
Cash, cash equivalents and short-term investments	23,439	23,439	23,439	—	—	—
Other assets:
Separate account assets	319,210	319,210	319,210	—	—	—
Liabilities:
Deposit-type contracts	$518	518	—	518	—	—
Separate account liabilities	319,210	319,210	319,210	—	—	—

2024
Assets:
Investments:
Bonds	$62,581	55,245	1,464	53,781	—	—
Cash, cash equivalents and short-term investments	13,650	13,650	13,650	—	—	—
Other assets:
Separate account assets	326,630	326,630	326,630	—	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$15,280	15,350	—	15,350	—	—
Separate account liabilities	326,630	326,630	326,630	—	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Bonds, including issuer credit obligations and asset-backed securities – The estimated fair value of bonds is based on market prices published by the SVO where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2 assets.

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash is comprised of bank deposits.

Short-term investments are considered Level 2 assets since they are short-term, highly liquid investments that are not traded on an active market but are both, a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Deposit type contracts - The estimated fair values of the Company’s deposit-type contracts are classified as Level 2 as the fair value is based on the amounts currently payable to contract holders, determined by the contractual terms governing benefit payments and account value provisions.

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities.

There were no transfers between levels in 2025 and 2024.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Bonds

Bonds by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds at December 31 are as follows:

	2025
	Carrying value	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
Issuer credit obligations:
U.S. Government	$1,748	—	(193)	1,555
Municipal bonds - general obligations	12,361	25	(2,330)	10,056
Municipal bonds - special revenue	104	—	(6)	98
Corporate bonds - unaffiliated	34,411	350	(3,253)	31,508
Single entity backed obligations	1,305	—	(70)	1,235
Bonds issued by funds representing operating entities	750	—	(2)	748
Total issuer credit obligations	50,679	375	(5,854)	45,200

Asset backed securities:
Non-agency residential MBS (unaffiliated)	2,022	5	(84)	1,943
Non-agency commercial MBS (unaffiliated)	1,006	—	(12)	994
Other financial asset-backed securities (unaffiliated)	3,611	21	(244)	3,388
Lease-backed securities - full analysis (unaffiliated)	979	43	—	1,022
Total asset-backed securities	7,618	69	(340)	7,347
Total bonds	$58,297	444	(6,194)	52,547

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	2024
	Carrying value	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$1,750	—	(286)	1,464
States, territories and possessions	13,470	19	(2,913)	10,576
Special revenue and assessment	124	—	(11)	113
Industrial and miscellaneous	47,237	239	(4,384)	43,092
Total bonds	$62,581	258	(7,594)	55,245

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $1,748 and $1,750 were on deposit with various regulatory agencies as required by law as of December 31, 2025 and 2024, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$7,029	6,336
Due after on year through five years	13,307	11,994
Due after five years through ten years	11,446	10,317
Due after ten years through twenty years	18,611	16,776
Due after twenty years	7,904	7,124
Total	$58,297	52,547

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2025
U.S. Government	$—	—	1,555	(193)	1,555	(193)
Municipal bonds - general obligations	900	(53)	8,625	(2,277)	9,525	(2,330)
Municipal bonds - special revenue	—	—	97	(6)	97	(6)
Corporate bonds (unaffiliated)	1,788	(6)	19,777	(3,247)	21,565	(3,253)
Single entity backed obligations	—	—	1,235	(70)	1,235	(70)
Bonds issued by funds representing Operating entities	—	—	748	(2)	748	(2)
Non-agency residential MBS (unaffiliated)	—	—	1,645	(84)	1,645	(84)
Non-agency commercial MBS (unaffiliated)	—	—	994	(12)	994	(12)
Other financial asset-backed securities (unaffiliated)	500	—	1,326	(244)	1,826	(244)
Total	$3,188	(59)	36,002	(6,135)	39,190	(6,194)

2024
U.S. government	$—	—	1,464	(286)	1,464	(286)
States, territories & possessions	1,174	(138)	8,876	(2,775)	10,050	(2,913)
Special revenue assessment	—	—	113	(11)	113	(11)
Industrial and miscellaneous	8,021	(207)	27,976	(4,177)	35,997	(4,384)
Total	$9,195	(345)	38,429	(7,249)	47,624	(7,594)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments. An analysis which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security has an OTTI. Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity securities, the forecasted recovery of estimated fair value in a reasonable period of time;

●	overall business climate, including litigation and government actions;

●	rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including asset-backed securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that have an OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The following table presents investments in asset-backed securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2025
Industrial and miscellaneous	$500	—	3,965	(340)	4,465	(340)

2024
Industrial and miscellaneous	$—	—	4,520	(356)	4,520	(356)

Current Year Evaluation

Total unrealized losses decreased from December 31, 2024 to December 31, 2025 due mainly to the decrease in intermediate term interest rates during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2025 and 2024 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized (losses) gains	Change in unrealized gains (losses)	Total investment (losses) gains
2025
Bonds	$1	—	1
Other	14	—	14
Total	15	—	15
Less amount credited to interest maintenance reserve	—	—	—
Net income before tax	15	—	15
Taxes on capital losses	(2)	—	(2)
Net income after tax	$13	—	13

2024
Bonds	$(3)	—	(3)
Other	(1)	—	(1)
Total	(4)	—	(4)
Less amount credited to interest maintenance reserve	(2)	—	(2)
Net losses before tax	(2)	—	(2)
Taxes on capital losses	(2)	—	(2)
Net losses after tax	$(4)	—	(4)

2023
Bonds	$(14)	—	(14)
Other	(12)	—	(12)
Total	(26)	—	(26)
Less amount credited to interest maintenance reserve	(14)	—	(14)
Net losses before tax	(12)	—	(12)
Taxes on capital losses	(3)	—	(3)
Net losses after tax	$(15)	—	(15)

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital gains (losses) on investments, as shown in the tables above, include write-downs for OTTI of $0 for the years ended December 31, 2025, 2024 and 2023. As of December 31, 2025, securities with a carrying value of $50, which had a cumulative write-down of $46 due to OTTI, remained in the Company’s investment portfolio.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023

(Dollars in thousands)

Included in the write-downs for OTTI are write-downs for OTTI on loan-backed and structured securities of $0 for 2025, 2024 and 2023. There were no securities that recognized OTTI impairment in 2025 due to the fact that the present value of the cash flows expected to be collected was more than the amortized cost basis of the securities.

There was no investment income due and accrued excluded from surplus on bonds in default as of December 31, 2025, 2024 and 2023.

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2025, 2024 and 2023 were $1,411, $1,413 and $1,274, respectively. Gross gains of $1, $1 and $1 and gross losses of $0, $1 and $15 were realized on those transactions in 2025, 2024 and 2023, respectively.

(7)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities and variable universal life.

In accordance with the State of New York procedures on approving items within the separate account, the separate account classification of the product is subject to Section 4240 of the New York State Insurance Law. In addition, the separate accounts are supported through affirmative approval of the plans of operations by the New York State Insurance Commissioner.

As of December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $319,210 and $326,630, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2025	2024
Variable individual annuities	$318,056	325,470
Variable immediate annuities	948	985
Variable universal life	206	175
Total	$319,210	326,630

At December 31, 2025 and 2024, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

As of December 31, 2025 and 2024, the general account of the Company had a maximum guarantee for separate account liabilities of $93 and $464, respectively.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2025	$3,734
2024	3,925
2023	3,960
2022	4,012
2021	4,093

As of December 31, 2025, 2024 and 2023, the general account of the Company had paid $330, $143 and $508, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2025	2024	2023
Premiums, considerations or deposits for the years ended	$69	78	746

	2025	2024
Reserves for accounts with assets at:
Market value	$316,905	322,181
Amortized cost	2,393	4,466
Total reserves	$319,298	326,647

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	318,245	325,574
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	318,245	325,574
Not subject to discretionary withdrawal	1,053	1,073
Total reserves	$319,298	326,647

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2025	2024	2023
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$56	78	757
Transfers from separate accounts *	47,700	38,464	32,271
Net transfers from separate accounts before reconciling adjustments	(47,644)	(38,386)	(31,514)
Reconciling adjustments:
Processing income and policyholder charges	16	2	2
Seed money income	—	—	(11)
Other net	1	1	—
Net transfers from separate accounts	$(47,627)	(38,383)	(31,523)

*	Includes net transfer of existing reserves from or (to) separate accounts of $277, $107 and ($41) for the years ended December 31, 2025, 2024 and 2023, respectively.

(8)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life and annuity policies and contracts.

As discussed in Note 2, the Department has required the Company to adopt certain prescribed reserve methodologies that differ from those found in NAIC SSAP, specifically, the methodology used within the Company’s asset adequacy reserve calculation. The asset adequacy reserve, as determined by management, was in accordance with VM-21 for variable annuities, NAIC SSAP No. 51 Life Contracts, and Appendix A-820 Minimum Life and Annuity Reserve Standards and was considered sufficient by management. Management acknowledges that under A-822 (Asset Adequacy Analysis Requirements), the Company may establish an additional reserve (above the VM-21 aggregate reserve) if management determines that such a reserve is needed as a result of the asset adequacy analysis. No additional reserve was required, however, the Company was required by the Department to refine the methodology used to determine gross reserves, the reinsurance reserve credit, and associated reinsurance collateral for the variable annuities with living benefits, which resulted in recording an additional net asset adequacy reserve of $14,000 and was recorded as a direct charge to surplus as a special surplus fund at December 31, 2017.

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs, and GMWBs.

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. Additionally, a decline in the stock market causing the contract value to fall below the amount defined in each contract could result in additional claims.

The Company reinsures Premium Protection GMDB riders sold with GLWB riders issued from August 2012 through 2014 with an affiliate. As of 2015, the Company no longer reinsures any new riders issued.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. The Company continued to sell the GMIB rider in the state of New York until August 2012. The Company reinsures 100% of the GMIB riders issued with an affiliate.

GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation, if actual experience or other evidence suggests that earlier assumptions should be revised.

GLWB Riders

The Company began issuing the GLWB rider in August 2012. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1∕2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2014 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll-up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

The Company reinsures 100% of the GLWB riders issued through 2014, excluding the GLWB interest sensitive riders which the Company began issuing in 2014. As of 2015, the Company no longer reinsures any new riders issued.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit. The Company reinsures 100% of the GMAB riders issued through 2014. As of 2015, the Company no longer reinsures any new riders issued.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009 and reinsures 100% of the GMWB riders issued. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2025
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$3	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$—	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$122	—	—	—

Total
Net amount at risk [1]	$125	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	2024
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$14	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$—	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$1,404	—	—	—

Total
Net amount at risk [1]	$1,418	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models and/or have other investment restrictions.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2025, 2024 and 2023.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2025	2024
Mutual funds:
Bond	$94,809	97,480
Equity	214,514	218,194
Money market	8,732	9,794
Total	$318,055	325,468

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

(9)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2025:

Individual Annuities

	General account	Separate account nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value*	—	318,037	318,037	89.4%
Total with adjustment or at market value	—	318,037	318,037	89.4%
At book value without adjustment	7,977	—	7,977	2.2%
Not subject to discretionary withdrawal	28,866	1,053	29,919	8.4%
Total, gross	36,843	319,090	355,933	100.0%
Reinsurance ceded	21,648	—	21,648
Total, net	$15,195	319,090	334,285
Amount included above at book value less surrender charge that will move to book value without adjustment after statement date	$—	—	—

*	Includes $318,037 of individual variable deferred annuity held in the separate accounts that were surrenderable at market values less a surrender charge.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Deposit-Type Contracts

	General account	Separate account nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	518	—	518	100.0%
Total, gross	518	—	518	100.0%
Reinsurance ceded	—	—	—
Total, net	$518	—	518

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2025:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$15,195
Deposit-type contracts	518
Subtotal	15,713
Separate Accounts Annual Statement:
Annuities, net	319,090
Total annuity reserves and deposit liabilities, net	$334,803

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

As of December 31, 2025, withdrawal characteristics of life actuarial reserves were as follows:

	General account			and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	46	46	46	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	289	289	289	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	1	206	206	208
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	85	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	2	XXX	XXX	—
Disability - disabled lives	XXX	XXX	19	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross)	335	335	442	206	206	208
Reinsurance ceded	335	335	441	—	—	—
Total (net)	$—	—	1	206	206	208

The following is the reconciliation of life actuarial reserves as of December 31, 2025:

Life, accident and health Annual Statement:
Life insurance, net	$1

Separate Accounts Annual Statement:
Life insurance, net	208
Total life reserves, net	$209

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2024:

Individual Annuities

	General account	Separate account nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value*	—	325,397	325,397	89.0%
Total with adjustment or at market value	—	325,397	325,397	89.0%
At book value without adjustment	8,856	—	8,856	2.4%
Not subject to discretionary withdrawal	30,517	1,073	31,590	8.6%
Total, gross	39,373	326,470	365,843	100.0%
Reinsurance ceded	24,907	—	24,907
Total, net	$14,466	326,470	340,936
Amount included above at book value less surrender charge that will move to book value without adjustment after statement date	$—	—	—

*	Includes $325,397 of individual variable deferred annuity held in the separate accounts that were surrenderable at market values less a surrender charge.

Deposit-Type Contracts

	General account	Separate account nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	407	—	407	100.0%
Total, gross	407	—	407	100.0%
Reinsurance ceded	—	—	—
Total, net	$407	—	407

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2024:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$14,466
Deposit-type contracts	407
Subtotal	14,873
Separate Accounts Annual Statement:
Annuities, net	326,470
Total annuity reserves and deposit liabilities, net	$341,343

As of December 31, 2024, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	18	18	18	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	323	323	323	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	1	175	175	177
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	93	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	2	XXX	XXX	—
Disability - disabled lives	XXX	XXX	19	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross)	341	341	456	175	175	177
Reinsurance ceded	341	341	455	—	—	—
Total (net)	$—	—	1	175	175	177

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2024:

Life, accident and health Annual Statement:
Life insurance, net	$1

Separate Accounts Annual Statement:
Life insurance, net	177
Total life reserves, net	$178

(10)	Reinsurance

The Company routinely enters into reinsurance transactions with other insurance companies, third parties and affiliated companies in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2025 and 2024, a non-affiliated reinsurer held a letter of credit of $800. As of December 31, 2025 and 2024, ALIC, an affiliated reinsurer, held assets in trust with an estimated fair value of $95,970 and $123,174, respectively.

Affiliate Reinsurance

For the Company’s annuity products, the Company reinsures the various living and death benefit riders, GMIB, GMAB and GMWB, through a 100% coinsurance agreement with ALIC effective in July, 2007. In 2012, the Company began offering the GLWB and associated riders which are also reinsured with ALIC through a 100% coinsurance agreement. In 2014, the Company introduced a new version of the GLWB rider, which is not reinsured with ALIC. As of 2015, the Company is no longer ceding new business to ALIC.

The Company assumed and ceded traditional life insurance. This assumed and ceded block of business is currently in runoff. Amounts in the accompanying statutory financial statements related to all ceded business are as follows for the years ended December 31:

	2025		2024		2023
	Affiliate	Non-affiliate	Affiliate	Non-affiliate	Affiliate	Non-affiliate
Statutory Statements of Income:
Premiums ceded	$2,764	646	2,921	636	2,984	631
Benefits incurred	448	141	228	511	350	526
Commission and expense allowances	—	58	—	58	—	32
Reserve adjustment on reinsurance	(1)	—	(1)	—	—	—

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	2025		2024
	Affiliate	Non-affiliate	Affiliate	Non-affiliate
Statutory Statements of Admitted Assets,
Liabilities, and Capital and Surplus:
Reserve for future policy benefits	$67,649	441	70,907	455
Modified coinsurance reserves	—	14	—	14
Amounts recoverable from reinsurance	—	108	—	150

Net premiums earned are summarized as follows for the years ended December 31:

	2025	2024	2023
Direct premiums earned	$73	82	95
Reinsurance assumed	646	636	632
Reinsurance ceded	(3,410)	(3,557)	(3,615)
Net premiums earned	$(2,691)	(2,839)	(2,888)

(11)	Bank Line of Credit

On May 7, 2021, CII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. On July 2, 2024 the credit facility was amended which reduced fees, included changes to the commitment levels of banks involved in the agreement and extended the maturity date to July 2029. CII did not utilize this facility as of December 31, 2025 or 2024 for the benefit of the Company.

There was no interest or fees paid by the Company on these credit facilities in 2025, 2024 or 2023.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

(12)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2025
Gross deferred tax assets	$3,200	—	3,200
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	3,200	—	3,200
Nonadmitted deferred tax assets	(946)	—	(946)
Admitted deferred tax assets	2,254	—	2,254
Deferred tax liabilities	(2)	(37)	(39)
Admitted deferred tax assets, net	$2,252	(37)	2,215

2024
Gross deferred tax assets	$3,245	—	3,245
Statutory valuation allowance adjustments	(33)	—	(33)
Adjusted gross deferred tax assets	3,212	—	3,212
Nonadmitted deferred tax assets	(3,099)	—	(3,099)
Admitted deferred tax assets	113	—	113
Deferred tax liabilities	—	(29)	(29)
Admitted deferred tax assets, net	$113	(29)	84

Change
Gross deferred tax assets	$(45)	—	(45)
Statutory valuation allowance adjustments	33	—	33
Adjusted gross deferred tax assets	(12)	—	(12)
Nonadmitted deferred tax assets	2,153	—	2,153
Admitted deferred tax assets	2,141	—	2,141
Deferred tax liabilities	(2)	(8)	(10)
Admitted deferred tax assets, net	$2,139	(8)	2,131

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2025
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	2,215
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	7,817
Lesser of (1) or (2)	2,215	—	2,215
Deferred tax liabilities	39	—	39
Admitted deferred tax assets as the result of application of SSAP No. 101	$2,254	—	2,254

2024
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	84
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	7,205
Lesser of (1) or (2)	84	—	84
Deferred tax liabilities	29	—	29
Admitted deferred tax assets as the result of application of SSAP No. 101	$113	—	113

Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	2,131
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	612
Lesser of (1) or (2)	2,131	—	2,131
Deferred tax liabilities	10	—	10
Admitted deferred tax assets	$2,141	—	2,141

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2025	2024	Change
Ratio percentage used to determine the recovery period and threshold limitation amount in above adjusted gross deferred tax assets	6,388.01%	5,997.50%	390.51%

Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$52,576	48,552	4,024

There was no impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31, 2025 and 2024.

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2025	2024	2023
Current year federal tax expense - ordinary income	$262	573	573
Current year foreign tax expense - ordinary income	—	—	—
Subtotal	262	573	573
Current year tax expense - net realized capital gain	2	2	—
Utilization of capital loss carry forwards	—	—	—
Other	—	—	—
Federal and foreign income taxes incurred	$264	575	573

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The tax effects of temporary differences that give rise to significant components of the net deferred tax asset as of December 31 are as follows:

				Change	Change
Deferred tax assets:	2025	2024	2023	from 2024	from 2023
Ordinary:
Policyholder reserves	$3,143	3,128	3,228	15	(100)
Deferred acquisition costs	—	7	31	(7)	(24)
Receivables nonadmitted	2	2	2	—	—
Tax credit carryforward	—	33	74	(33)	(41)
Policyholder reserves - tax reform transition	—	33	66	(33)	(33)
Other	55	42	32	13	10
Ordinary deferred tax assets	3,200	3,245	3,433	(45)	(188)
Statutory valuation allowance adjustment	—	(33)	(33)	33
Nonadmitted ordinary deferred tax assets	(946)	(3,099)	(3,157)	2,153	58
Admitted ordinary deferred tax assets	2,254	113	243	2,141	(130)
Capital:
Net capital loss carryforward	—	—	—	—	—
Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	—	—	—	—	—
Admitted capital deferred tax assets	—	—	—	—	—
Admitted deferred tax assets	2,254	113	243	2,141	(130)

Deferred tax liabilities:
Ordinary:
Other	2	—	—	2	—
Section 807(f) reserves	—	—	22	—	(22)
Ordinary deferred tax liabilities	2	—	22	2	(22)
Capital:
Investments	37	29	21	8	8
Capital deferred tax liabilities	37	29	21	8	8
Deferred tax liabilities	39	29	43	10	(14)
Admitted deferred tax assets, net	$2,215	84	200	2,131	(116)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

There was a statutory valuation allowance adjustment to gross deferred tax assets of $0 and $33 for the periods ended, December 31, 2025 and 2024, respectively.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

The change in the net deferred income taxes as of December 31 is comprised of the following:

	2025	2024	2023	Change from 2024	Change from 2023
Total deferred tax assets	$3,200	3,246	3,433	(46)	(187)
Total deferred tax liabilities	(39)	(29)	(43)	(10)	14
Net deferred tax assets	3,161	3,217	3,390	(56)	(173)
Statutory valuation allowance adjustment	—	(33)	(33)	33	—
Net deferred tax assets	3,161	3,184	3,357	(23)	(173)
Tax effect of unrealized gains	(4)	—	—	(4)	—
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$3,157	3,184	3,357	(27)	(173)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2025	2024	2023
Tax provision at statutory rate	$891	1,152	998
Dividends received deduction	(429)	(244)	(74)
Valuation allowance	33	—	(30)
Tax credits	(126)	(118)	(135)
Transfer pricing	(19)	(30)	(81)
Tax exempt interest	—	(1)	(1)
IMR	(5)	(5)	(10)
Other	(54)	(6)	52
Total statutory taxes	$291	748	719

Provision for federal income taxes	$262	573	573
Tax on capital (loss) gain	2	2	—
Change in net deferred income tax	27	173	146
Total statutory taxes	$291	748	719

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

Total federal income taxes payment (including tax on capital gains) was $450 and $799 during the years ended December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, there are no net operating loss or capital loss carryforwards available for tax purposes. As of December 31, 2025 and 2024, the Company has valuation allowances of $0 and $33. A partial valuation allowance was established in 2022 related to limitation on the Company’s ability to utilize loss carryforwards. As of December 31, 2025 and 2024, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2025 and 2024, the Company has tax credit carryforwards of $0 and $33.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies; its direct 49 parent, ALIC, and affiliates Montgomery Re, Inc. (“MONT”), Kenwood Re, Inc. (“KENW”), Sunrise Captive Re, LLC (“SUNR”), Sycamore Re, Ltd (“SYRE”), and Camargo Re Captive, Inc. (“CMGO”), and then with its common parent, CIHI.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2021, 2022, 2023 and 2024 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(13)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000 shares ($250 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2025 and 2024. The Company has no preferred stock issued or outstanding.

The Company did not receive a capital contribution from its parent, ALIC during 2025, 2024 and 2023.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2025 and 2024 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by the Company to ALIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of the Company’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or the Company’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $4,000 may be paid by the Company to ALIC in 2026 without prior approval. No dividends were declared or paid by the Company in 2025, 2024 and 2023.

(14)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Notes to Statutory Financial Statements
December 31, 2025, 2024 and 2023
(Dollars in thousands)

(15)	Related-Party Transactions

NSLAC has an administrative service agreement with ALIC and an underwriting agreement with AuguStar Distributors, Inc. (“ADI”), an affiliate. The amounts that NSLAC owed to ALIC and ADI as recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 were as follows:

	2025	2024	2023
ALIC	$982	515	282
ADI	21	13	16
Total service charges owed	$1,003	528	298

Charges for all services from ALIC and ADI for the years are as follows:

	2025	2024	2023
ALIC	$452	541	658
ADI	171	182	177
Total service charges incurred	$623	723	835

Schedule I

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2025

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the Balance Sheet [1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$1,852	1,652	1,852
Obligations of states and political subdivisions	13,431	10,890	13,431
Corporate securities	35,564	32,648	35,564
Asset-backed securities	3,520	3,576	3,520
Mortgage-backed securities	3,930	3,781	3,930
Total fixed maturity available-for-sale securities	58,297	52,547	58,297
Cash and cash equivalents	23,439		23,439
Total investments	$81,736		81,736

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

See accompanying report of independent registered public accounting firm.

Schedule III

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue
2025 total	$—	29,714	—	—	(2,691)
2024 total	—	28,874	—	—	(2,839)
2023 total	—	31,546	—	—	(2,888)

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written[2]
2025 total	$2,443	48,691	—	2,949	—
2024 total	2,647	38,739	—	3,126
2023 total	2,481	32,131	—	3,161

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Reinsurance

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2025:
Life insurance in force
Premiums:	$607	17,164	17,164	607	—%
Life insurance		646	646	—	—%
2024:
Life insurance in force
Premiums:	$607	19,581	19,581	607	—%
Life insurance	—	636	636	—	—%
2023:
Life insurance in force
Premiums:	$607	21,434	21,434	607	—%
Life insurance	—	632	632	—	—%

See accompanying report of independent registered public accounting firm.

Schedule V

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
(A Wholly Owned Subsidiary of AuguStar Life Insurance Company)

Valuation and Qualifying Accounts

Years ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2025:
Valuation allowances – None	$—	—	—	—	—
2024:
Valuation allowances – None	$—	—	—	—	—
2023:
Valuation allowances – None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.